Exhibit 10.21

AMENDED AND RESTATED

NOTE AND LOAN EXTENSION AND MODIFICATION AGREEMENT

THIS AMENDED AND RESTATED NOTE AND LOAN EXTENSION AND MODIFICATION AGREEMENT, ("Modification Agreement") is made on September 24, 2025, by and between ELAUWIT CONNECTION, INC., a Delaware corporation, having an address at 1700 Alta Vista Drive, Suite 130, Columbia, SC 29223 ("Borrower"), and ENDURANCE FINANCIAL, LLC, a Wyoming limited liability company, having an address at 1621 Central Avenue, Cheyenne, Wyoming 82001 ("Lender").

WITNESSETH:

WHEREAS, on March 25, 2025, Borrower and Lender entered into a Business Laon Agreement and Commercial Promissory Note evidencing a business loan in the principal amount of Five Hundred Thousand and 00/100 ($500,000.00) Dollars (the "Note" and/or "Loan");

WHEREAS, on July 7, 2025, Borrower and Lender entered into a Note and Loan Extension and Modification Agreement (the “Original Modification Agreement”) that extended the term of the Note and Loan for a term of ninety (90) days until September 25, 2025; and

WHEREAS, the Borrower and Lender desire to amend and restate the Original Modification Agreement in its entirety, subject to the terms and conditions as hereinafter provided.

NOW, THEREFORE, for and in consideration of the promises (which are deemed herein contained) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower agree as follows:

1.             ACKNOWLEDGMENT OF NO-DEFAULT.

The Lender and acknowledges that there exists no Event of Default on the part of Borrower under the Note.

2.             MODIFICATION OF NOTE AND LOAN.

The Note and Loan are hereby amended and modified as follows:

Term and Maturity Date. The term of the Note and Loan is hereby extended until October 31, 2025 (the "Maturity Date") when of all remaining principal and accrued interest and all other sums owing under the Note and Loan shall be due and payable in full.

3.             CONTINUED VALIDITY OF ORIGINAL LOAN DOCUMENTATION.

Except as otherwise provided herein, the Business Loan Agreement, Commercial Promissory Note and all other documents executed in connection with the Loan (the "Loan Documents") shall continue in full force and effect, in accordance with their respective terms, and the parties hereto hereby expressly ratify, confirm and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to the Loan Documents, as modified by this Modification Agreement.

4.             MODIFICATION AGREEMENT CONTROLS.

In the event of a conflict between the terms and conditions of this Modification Agreement and the terms and conditions of the Note and/or Business Loan Agreement, the terms and conditions of this Modification Agreement shall control.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Modification Agreement as of the date first above written.

BORROWER:

ELAUWIT CONNECTION, INC.

By:	/s/ Barry Rubens
Barry Rubens, Chief Executive Officer

LENDER:

ENDURANCE FINANCIAL, LLC

By:	/s/ Glenn Josephs
Glenn Josephs, Authorized Member

[signature page to Amended and Restated Note and Loan Extension and Modification Agreement]